UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2024

ACE GLOBAL BUSINESS ACQUISITION LIMITED

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-40309	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Rm. 806, 8/F., Tower 2, Lippo Centre, No. 89 Queensway,

Admiralty, Hong Kong

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (852) 2151 5198/2151 5598

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, par value $0.001 per share, and one Redeemable Warrant entitling the holder to receive one Ordinary Share	ACBAU	NASDAQ Capital Market
Ordinary Shares	ACBA	NASDAQ Capital Market
Warrants	ACBAW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

As approved by its shareholders at the Annual Meeting of Shareholders on April 2, 2024 (the “Meeting”), Ace Global Business Acquisition Limited (the “Company” or “Ace”) entered into an amendment (the “Trust Amendment”) to the investment management trust agreement, dated April 5, 2021, as amended on January 5, 2023 and September 19, 2023, with Continental Stock Transfer & Trust Company on April 2, 2024. Pursuant to the Trust Amendment, the Company has the right to further extend the time to complete a business combination a total of six (6) times for an additional one (1) month each time from April 8, 2024 to October 8, 2024 by depositing into the trust account for each one-month extension, the lesser of (i) $30,000 and (ii) an aggregate amount equal to $0.033 multiplied by the number of issued and outstanding Company ordinary share issued in the IPO that has not been redeemed (each, a “Public Share”)(each, an “Extension Payment”).

On April 5, 2024, the Company issued an unsecured promissory note in the aggregate principal amount of $30,000 (the “Note”) to Ace Global Investment Limited, the Company’s initial public offering sponsor (“Sponsor”) in exchange for Sponsor depositing such amount into the Company’s trust account in order to extend the period of time the Company has to complete a business combination for an additional one (1) month period, from April 8, 2024 to May 8, 2024. The Note does not bear interest and matures upon the closing of a business combination by the Company. In addition, the Note may be converted by the holder into units of the Company identical to the units issued in the Company’s initial public offering at a price of $10.00 per unit.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As approved by its shareholders at the Meeting on April 2, 2024, the Company filed an amended and restated memorandum and articles of association on April 3, 2024 (the “Charter Amendment”), giving the Company the right to extend the date by which it has to complete a business combination up to a total of six (6) times for an additional one (1) month each time from April 8, 2024 to October 8, 2024.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On March 11, 2024, the record date for the Meeting, there were 3,431,179 ordinary shares of the Company entitled to vote at the Meeting. On April 2, 2024, the Company held the Meeting, of which 2,758,676 (or approximately 80.40%) of the ordinary shares of the Company entitled to vote, were represented in the Meeting either in person or by proxy.

The final results for each of the matters submitted to a vote of Company shareholders at the Meeting are as follows:

1. Charter Amendment

Shareholders approved the proposal to amend and restate the Company’s amended and restated memorandum and articles of association, giving the Company the right to extend the date by which it has to complete a business combination up to a total of six (6) times for an additional one (1) month each time from April 8, 2024 to October 8, 2024. Approval of the Charter Amendment required the majority of the votes of the shares which were present in person or by proxy and entitled to vote thereon at the Meeting. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
2,550,198	208,478	0	0

2. Trust Amendment

Shareholders approved the proposal to amend the Company’s investment management trust agreement, dated April 5, 2021, as amended on January 5, 2023 and September 19, 2023, by and between the Company and Continental Stock Transfer & Trust Company to allow the Company to further extend the time to complete a business combination a total of six (6) times for an additional one (1) month each time from April 8, 2024 to October 8, 2024 by depositing into the trust account for each one-month extension, the lesser of (i) $30,000 and (ii) an aggregate amount equal to $0.033 multiplied by the number of issued and outstanding Public Share that has not been redeemed. Approval of the Trust Amendment required approval by the affirmative vote of holders of at least a majority of the Company’s ordinary shares sold in the IPO, excluding the founder shares and private shares. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,233,269	71,407	0	0

3. Election of Directors

Shareholders elected all of the five nominees for directors to serve until the next annual meeting of shareholders. The voting results were as follows:

	FOR	WITHHELD	BROKER NON-VOTE
Eugene Wong	2,758,676	0	0
Nicholas Xue-Wei Tan	2,758,676	0	0
Robert Morris	2,758,676	0	0
Yan Xu	2,758,676	0	0
Leslie Chow	2,757,269	1,407	0

As there were sufficient votes to approve the above proposals, Proposal No. 4, the “Adjournment Proposal” described in the definitive proxy of the Company, which was filed with the Securities and Exchange Commission (the “SEC”) on March 15, 2024 was not presented to the shareholders.

Item 8.01. Other Events.

In connection with the shareholders vote at the Meeting, 841,669 ordinary shares were tendered for redemption. On April 5, 2024, the Company made a deposit to the trust account as provided above and extended the amount of time it has available to complete a business combination from April 8, 2024 to May 8, 2024. Following such redemptions and the deposit of the extension payment described above, the amount of funds remaining in the trust account is approximately $13,784,882.98.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description

3.1	Amended and restated memorandum and articles of association of Ace Global Business Acquisition Limited, adopted by shareholders of the Company on April 2, 2024 and filed with the BVI Registry of Corporate Affairs on April 3, 2024
10.1	Promissory Note dated April 5, 2024
10.2	Amendment to the investment management trust agreement, dated as of April 2, 2024, with Continental Stock Transfer & Trust Company
99.1	Press Release dated April 8, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Ace Global Business Acquisition Limited

Dated: April 8, 2024	/s/ Eugene Wong
Eugene Wong
Chief Executive Officer

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